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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2002

Universal Access Global Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28559
(Commission File Number)

36-4408076
(IRS Employer Identification Number)

233 South Wacker Drive, Suite 600, Chicago, Illinois 60606
(Address of principal executive offices)

Registrant's telephone number, including area code: (312) 660-5000

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On November 14, 2002, Universal Access Global Holdings Inc. issued a press release announcing the election of Roland Van der Meer as Chairman of the Board of Directors. An excerpt from the press release is an exhibit to this report.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit No.
99.1	Excerpt from Press Release by Universal Access Global Holdings Inc. dated November 14, 2002 referred to in Item 5 above.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2002	UNIVERSAL ACCESS GLOBAL HOLDINGS INC.
	By:	/s/ RANDALL R. LAY Randall R. Lay Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
99.1	Excerpt from Press Release by Universal Access Global Holdings Inc. dated November 14, 2002 referred to in Item 5 above.

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Signatures
EXHIBIT INDEX